UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 23, 2026

AB PRIVATE CREDIT INVESTORS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-01196	81-2491356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1500

Austin, Texas 78701

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (512) 721-2900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01— Entry into a Material Definitive Agreement.

On March 23, 2026, AB Private Credit Investors Corporation (the “Fund”) entered into an amendment (the “Amendment”) to the credit agreement establishing its revolving credit facility (the “Credit Facility”) with HSBC Bank USA, National Association, as the administrative agent and a lender, and each of the Banks a party thereto. The Amendment, among other changes, (i) creates an alternative currency temporary increase tranche, which reallocates the dollar equivalent of $115,000,000 of the $450,000,000 maximum commitment to be used for loans made in Canadian Dollars, Sterling, Euros, Australian Dollars, Japanese Yen, Swedish Krona or any other currency requested by the Fund and approved by each applicable lender, in its sole discretion, under the Credit Facility until December 7, 2026 (the “Stated Maturity Date”), (ii) incorporates an alternative currency sublimit of 50.0% of the available commitment and (iii) decreases the Fund’s facility sublimit from $42,000,000 to $35,000,000 until the Stated Maturity Date.

The information set forth above with respect to the Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1*	Eighteenth Amendment to Revolving Credit Agreement, dated as of March 23, 2026, by and among AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P., AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P., AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P., AB Private Credit Investors Middle Market Direct Lending Fund, L.P., the Fund, AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P., AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P., AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P., AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P., AB Private Credit Investors Middle Market Direct Lending Fund II, L.P., and AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P. – Venture & Growth Equity Series, as borrowers, AB-Abbott Private Equity Investors G.P. L.P., AB-Abbott Private Equity Investors 2020 G.P. L.P., AB-Abbott Private Equity Solutions 2021 G.P. L.P., AB Private Credit Investors Middle Market Direct Lending G.P. L.P., AB-Abbott Private Equity Solutions 2022 G.P. L.P., AB-Abbott Private Equity Solutions 2023 G.P. L.P., AB-Abbott Private Equity Solutions 2024 G.P. L.P., AB-Abbott Private Equity Solutions 2025 G.P. L.P. and AB Private Credit Investors Middle Market Direct Lending G.P. L.P., AB-Abbott Private Equity Solutions 2026 G.P. L.P. as general partners, the banks and financial institutions from time to time party thereto as lenders and HSBC Bank USA, National Association as the administrative agent for the secured parties and a lender.

10.2*	Joinder Agreement, dated as of March 23, 2026, by and among AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P. – Venture & Growth Equity Series, AB-Abbott Private Equity Solutions 2026 G.P. L.P., HSBC Bank USA, National Association, as the administrative agent and a Lender and the other banks and financial institutions party thereto as lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*

Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2026	AB PRIVATE CREDIT INVESTORS CORPORATION

	By:	/s/ Leon Hirth
Leon Hirth
Secretary